UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor,

Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring Income Opportunities Fund (EAD)
Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Opportunities Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Income Opportunities Fund for the 12-month period that ended April 30, 2024. Globally, stocks and bonds experienced high levels of volatility. While stocks had broadly positive performance for the period, bonds had more mixed returns. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 gained 22.66%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 9.32%, while the MSCI EM Index (Net) (USD)3 advanced 9.88%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -1.47%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -3.56%, the Bloomberg Municipal Bond Index6 gained 2.08%, and the ICE BofA U.S. High Yield Index7 returned a more robust 8.88%.
Markets rallied in anticipation of central bank rate cuts.
The period began in May 2023, with a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., the U.K., and the eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Federal Reserve (Fed) and the European Central Bank (ECB), which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, the Core Consumer Price Index (CPI)8, excluding food and energy prices, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong monthly returns.
“ June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. ”
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
8
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
2 | Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions benefited from rising investor optimism on the economy. With strong second quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the Bank of England all raised their respective key interest rates by 0.25% in July. Speculation grew that the Fed could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August. Although the annual CPI1 rose 3.7%, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
Stocks and bonds both had negative overall returns in September as investors were disappointed by the Fed’s reluctance to lower interest rates until it knows it has vanquished persistently high inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index2 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown averted at least temporarily but looming later in the year.
October was a tough month for stocks and bonds. Key global and domestic indexes were pushed down by rising geopolitical tensions—particularly the Israel-Hamas conflict—and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and the eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third-quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It’s sometimes called the core PCE price index, because two categories that can have price swings – food and energy - are left out to make underlying inflation easier to see. You cannot invest directly in an index.
Allspring Income Opportunities Fund | 3

Letter to shareholders (unaudited)
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual CPI in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. Not only was there less confidence regarding when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
4 | Allspring Income Opportunities Fund

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Income Opportunities Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary
Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-
grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by
Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of April 30, 2024[1]

	1 year	5 year	10 year
Based on market value	10.87	4.56	5.32
Based on net asset value (NAV)	10.59	4.68	5.92
Bloomberg U.S. Universal Bond Index[2]	-0.34	0.18	1.51
ICE BofA U.S. High Yield Constrained Index[3]	8.89	3.52	4.18
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended April 30, 2024, was 3.74% which includes 2.73% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The Bloomberg U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S.-dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[3]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on
July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Income Opportunities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Bloomberg U.S. Universal Bond Index and ICE BofA U.S. High Yield Constrained
Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Income Opportunities Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.

8 | Allspring Income Opportunities Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 10.87% for the 12-month period that ended April 30, 2024. During the same period, the Fund’s return based on its net asset value (NAV) was 10.59%. Based on its market value and NAV returns, the Fund outperformed the ICE BofA U.S. High Yield Constrained Index, which returned 8.89% for the same period.
Economic growth was stronger than expected.
Economic growth was stronger than expected throughout the 12-month period that ended April 30, 2024, as consumer spending remained resilient, driven by strong income growth and a tight labor market. Inflation moderated based on several factors, including strong productivity, elevated labor supply growth, improving supply chains, and tight credit conditions. The improving inflation trend allowed the Federal Reserve (Fed) to pause interest rate hikes after the July Federal Open Market Committee meeting and subsequently shift into an easing bias in the fourth quarter of 2023. While inflation levels remain far off the peaks seen post-COVID, as of April 30, 2024, underlying inflation had not yet reached the Fed’s 2% target, leaving the Fed uncertain on when to begin easing its monetary policy.
Due to rising fiscal deficits, stable economic growth, and ongoing labor market strength, inflation has proved stickier than investors had hoped. The Fed expressed desire to see further improvement in inflation data and the market quickly repriced the number of expected rate cuts from six in mid-January all the way down to roughly one rate cut by fiscal year-end.

Ten largest holdings (%) as of April 30, 2024[1]
CCM Merger, Inc., 6.38%, 5-1-2026	1.66
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8-15-2028	1.52
PG&E Corp., 5.25%, 7-1-2030	1.51
Sirius XM Radio, Inc., 4.13%, 7-1-2030	1.43
Air Canada Pass-Through Trust, 10.50%, 7-15-2026	1.35
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%), 14.50%, 10-15-2028	1.34
CoreCivic, Inc., 8.25%, 4-15-2029	1.28
Asurion LLC, 8.68%, 12-23-2026	1.26
Camelot Return Merger Sub, Inc., 8.75%, 8-1-2028	1.24
Tenet Healthcare Corp., 6.75%, 5-15-2031	1.21

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The high yield market held up better than expected.
One year ago, investors presumed the regional banking crisis would lead to recession and lower U.S. Treasury yields. The high yield market traded at an option-adjusted spread (OAS) just inside 500 basis points (bps; 100 bps equal 1.00%)—a level consistent with the anticipation of a possible recession and rising defaults that result from recessionary conditions. As economic growth proved more resilient than anticipated, risk appetite for high yield bonds has largely been driven by investor sentiment on the future path of interest rates. The Fed’s pivot from a “higher for longer” interest rate environment to one that priced in six future cuts led to exceptionally strong returns in fixed income assets, including high yield, in the latter half of the 12-month period. Financial conditions became easier, and nowhere was this more apparent than in the high yield market. The trailing 12-month default rate peaked at 2.7% in October but fell to 2.3% by the end of April. High yield yields compressed to 8.2% from a peak of 9.6%, and high yield spreads tightened from a 137-bp OAS to a 318-bp OAS, indicating increased investor comfort with risky assets.
Credit quality as of April 30, 2024[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Exposure to utilities hurt relative performance while avoiding telecom stocks helped.
Security selection and sector allocation were the two most important performance attribution factors in the trailing 12-month period. An underweight to the telecom sector contributed to performance while an overweight allocation to utilities detracted from performance. Werner FinCo, a building products company, and Sabre Global, a global distribution system serving the travel industry, were our best-performing individual credits. Enviva, a manufacturer of wood pellets that utilities burn in lieu of coal, and American Beacon, an investment manager, were the two worst-performing individual holdings.

Allspring Income Opportunities Fund | 9

Performance highlights (unaudited)
Over the past 12 months, the Fund increased its allocations to BBB-rated bonds and to the financial services and health care sectors and reduced its allocations to the media and services sectors.
Effective maturity distribution as of April 30, 2024[1]

7%
0-1 year
19%
1-3 year(s)
43%
3-5 years
28%
5-10 years
2%
10-20 years
1%
30+ years

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of April 30, 2024, the Fund had 30.8% leverage as a percent of total assets.
The high yield outlook continues to be positive.
A “Goldilocks” economic environment—moderate growth and inflation that eventually recedes toward the Fed’s desired long-term target—creates a positive backdrop for high yield. Issuer balance sheets are generally healthy. Leverage and coverage ratios compare favorably to prior periods. Lower-quality credits have regained access to the new issue market, reducing the number of near-maturity bonds that require refinancing. This reduces defaults and keeps distressed capital structures contained to just the cable, media, and telecom sectors. At period-end, on a historical basis, corporate spreads were tight, but yields were attractive. Considered alongside a constructive economic and default outlook, investors have chosen to buy “attractive yield” over “selling tight spread.” Avoiding idiosyncratic distress while maintaining a high level of income is our main challenge, and one we will tackle through careful security selection.

10 | Allspring Income Opportunities Fund

Objective, strategies and risks
Objective, strategies and risks
Investment Objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal Investment Strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector, and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
The Fund currently utilizes leverage through bank borrowings. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategy employed by the Fund will be successful, and such strategy can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.

Allspring Income Opportunities Fund | 11

Objective, strategies and risks
Material Changes During the fiscal year ended April 30th: The amount the Fund may invest in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities was changed from a 10% limit to 25%.
Other Investment Techniques and Strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating, or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do

12 | Allspring Income Opportunities Fund

Objective, strategies and risks
not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
•As a hedge against adverse changes in securities market prices or interest rates; and
•As a substitute for purchasing or selling securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal Risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures,

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Objective, strategies and risks
inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets,

14 | Allspring Income Opportunities Fund

Objective, strategies and risks
particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than

Allspring Income Opportunities Fund | 15

Objective, strategies and risks
the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

16 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2024
Portfolio of investments

	Shares	Value
Common stocks: 0.35%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	178	$0
Energy: 0.28%
Energy equipment & services: 0.28%
Bristow Group, Inc.†	45,908	1,207,839
Investment Companies: 0.07%
Resolute Topco, Inc.†	30,956	309,560
Total common stocks (Cost $998,983)		1,517,399

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 114.24%
Basic materials: 0.49%
Chemicals: 0.49%
SCIH Salt Holdings, Inc.144A	6.63%	5-1-2029	$2,275,000	2,099,107
Communications: 13.22%
Advertising: 2.00%
Clear Channel Outdoor Holdings, Inc.144A	7.50	6-1-2029	2,110,000	1,700,293
Clear Channel Outdoor Holdings, Inc.144A	9.00	9-15-2028	2,010,000	2,066,410
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	1,765,000	1,558,261
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	905,000	861,354
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	2,260,000	2,319,214
				8,505,532
Internet: 2.95%
Arches Buyer, Inc.144A	4.25	6-1-2028	1,875,000	1,607,798
Arches Buyer, Inc.144A	6.13	12-1-2028	1,850,000	1,504,743
Cablevision Lightpath LLC144A	3.88	9-15-2027	1,810,000	1,597,061
Cablevision Lightpath LLC144A	5.63	9-15-2028	1,600,000	1,291,163
Match Group Holdings II LLC144A	5.63	2-15-2029	4,825,000	4,589,742
Uber Technologies, Inc.144A	8.00	11-1-2026	1,925,000	1,944,100
				12,534,607
Media: 8.00%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	6,250,000	4,528,196
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	6,100,000	4,957,173
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	850,000	652,644
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	375,000	341,505
CSC Holdings LLC144A	4.63	12-1-2030	2,400,000	1,041,680
CSC Holdings LLC144A	5.75	1-15-2030	1,000,000	438,520
CSC Holdings LLC144A	11.25	5-15-2028	2,125,000	1,879,634
CSC Holdings LLC144A	11.75	1-31-2029	1,935,000	1,719,102
Directv Financing LLC/Directv Financing Co-Obligor, Inc.144A	5.88	8-15-2027	1,250,000	1,165,096
DISH Network Corp.144A	11.75	11-15-2027	1,860,000	1,874,949
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 17

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Media(continued)
Nexstar Media, Inc.144A	5.63%	7-15-2027	$1,730,000	$1,626,843
Scripps Escrow II, Inc.144A	5.38	1-15-2031	4,715,000	2,781,991
Sirius XM Radio, Inc.144A	4.13	7-1-2030	7,165,000	6,076,355
Townsquare Media, Inc.144A	6.88	2-1-2026	5,101,000	4,950,322
				34,034,010
Telecommunications: 0.27%
CommScope, Inc.144A	6.00	3-1-2026	1,300,000	1,161,875
Consumer, cyclical: 22.79%
Airlines: 1.30%
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A	3.90	1-15-2026	1,875,901	1,756,393
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.144A	5.75	1-20-2026	2,685,000	2,518,233
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.144A	8.00	9-20-2025	1,605,000	1,253,565
				5,528,191
Apparel: 1.42%
Crocs, Inc.144A	4.13	8-15-2031	1,275,000	1,069,941
Crocs, Inc.144A	4.25	3-15-2029	3,470,000	3,110,831
Tapestry, Inc.	7.85	11-27-2033	1,775,000	1,854,155
				6,034,927
Auto manufacturers: 0.45%
Ford Motor Co.	4.75	1-15-2043	2,440,000	1,921,142
Auto parts & equipment: 2.32%
Adient Global Holdings Ltd.144A	8.25	4-15-2031	1,430,000	1,484,977
American Axle & Manufacturing, Inc.	5.00	10-1-2029	2,825,000	2,548,848
Cooper Tire & Rubber Co.	7.63	3-15-2027	2,115,000	2,146,725
ZF North America Capital, Inc.144A	6.75	4-23-2030	1,985,000	1,989,129
ZF North America Capital, Inc.144A	6.88	4-23-2032	1,680,000	1,697,625
				9,867,304
Distribution/wholesale: 0.66%
G-III Apparel Group Ltd.144A	7.88	8-15-2025	2,795,000	2,808,634
Entertainment: 4.68%
CCM Merger, Inc.144A	6.38	5-1-2026	7,075,000	7,057,852
Churchill Downs, Inc.144A	4.75	1-15-2028	3,360,000	3,174,574
Churchill Downs, Inc.144A	6.75	5-1-2031	645,000	640,323
Cinemark USA, Inc.144A	5.25	7-15-2028	2,230,000	2,070,767
Cinemark USA, Inc.144A	5.88	3-15-2026	980,000	967,656
Cinemark USA, Inc.144A	8.75	5-1-2025	1,251,000	1,251,000
Live Nation Entertainment, Inc.144A	5.63	3-15-2026	1,792,000	1,760,375
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc.144A%%	6.63	5-1-2032	3,000,000	2,988,034
				19,910,581
The accompanying notes are an integral part of these financial statements.
18 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Home builders: 0.93%
LGI Homes, Inc.144A	8.75%	12-15-2028	$1,445,000	$1,503,111
Taylor Morrison Communities, Inc.144A	5.13	8-1-2030	780,000	726,315
Tri Pointe Homes, Inc.	5.70	6-15-2028	1,771,000	1,714,098
				3,943,524
Housewares: 0.75%
Newell Brands, Inc.	5.70	4-1-2026	3,230,000	3,178,494
Leisure time: 2.75%
Carnival Holdings Bermuda Ltd.144A	10.38	5-1-2028	4,440,000	4,814,146
NCL Corp. Ltd.144A	5.88	3-15-2026	1,560,000	1,528,520
NCL Corp. Ltd.144A	5.88	2-15-2027	1,400,000	1,367,617
NCL Corp. Ltd.144A	7.75	2-15-2029	1,715,000	1,751,835
NCL Corp. Ltd.144A	8.13	1-15-2029	710,000	739,422
Viking Cruises Ltd.144A	7.00	2-15-2029	1,525,000	1,519,215
				11,720,755
Retail: 7.53%
Bath & Body Works, Inc.144A	6.63	10-1-2030	925,000	924,310
Dave & Buster’s, Inc.144A	7.63	11-1-2025	1,055,000	1,061,836
FirstCash, Inc.144A	4.63	9-1-2028	2,950,000	2,729,364
FirstCash, Inc.144A	6.88	3-1-2032	1,300,000	1,283,568
Gap, Inc.144A	3.88	10-1-2031	1,850,000	1,503,554
Kohl’s Corp.	4.63	5-1-2031	2,400,000	1,978,618
Lithia Motors, Inc.144A	4.38	1-15-2031	1,790,000	1,567,155
LSF9 Atlantis Holdings LLC/Victra Finance Corp.144A	7.75	2-15-2026	2,095,000	2,053,726
Macy’s Retail Holdings LLC144A	5.88	4-1-2029	1,630,000	1,571,599
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	3,240,000	3,064,771
Michaels Cos., Inc.144A	7.88	5-1-2029	1,755,000	1,285,912
NMG Holding Co., Inc./Neiman Marcus Group LLC144A	7.13	4-1-2026	2,505,000	2,493,381
PetSmart, Inc./PetSmart Finance Corp.144A	4.75	2-15-2028	2,870,000	2,648,575
PetSmart, Inc./PetSmart Finance Corp.144A	7.75	2-15-2029	3,175,000	3,017,787
Raising Cane’s Restaurants LLC144A	9.38	5-1-2029	2,230,000	2,391,695
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	2,540,000	2,455,313
				32,031,164
Consumer, non-cyclical: 18.09%
Commercial services: 9.44%
Allied Universal Holdco LLC144A	7.88	2-15-2031	1,055,000	1,057,330
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.00	6-1-2029	4,455,000	3,782,376
Allied Universal Holdco LLC/Allied Universal Finance Corp.144A	6.63	7-15-2026	820,000	817,832
CoreCivic, Inc.	8.25	4-15-2029	5,245,000	5,419,632
GEO Group, Inc.144A	8.63	4-15-2029	4,865,000	4,925,129
GEO Group, Inc.144A	10.25	4-15-2031	3,565,000	3,675,302
MPH Acquisition Holdings LLC144A	5.50	9-1-2028	1,375,000	1,120,443
MPH Acquisition Holdings LLC144A	5.75	11-1-2028	4,670,000	3,432,622
Prime Security Services Borrower LLC/Prime Finance, Inc.144A	6.25	1-15-2028	2,250,000	2,198,062
Sabre Global, Inc.144A	11.25	12-15-2027	4,705,000	4,397,289
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 19

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Commercial services(continued)
Service Corp. International	7.50%	4-1-2027	$2,880,000	$2,962,633
Sotheby’s/Bidfair Holdings, Inc.144A	5.88	6-1-2029	2,570,000	2,138,507
Upbound Group, Inc.144A	6.38	2-15-2029	4,375,000	4,199,913
				40,127,070
Food: 1.16%
B&G Foods, Inc.144A	8.00	9-15-2028	4,780,000	4,953,289
Healthcare-services: 6.60%
Catalent Pharma Solutions, Inc.144A	5.00	7-15-2027	3,135,000	3,074,287
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	2,060,000	1,684,225
CHS/Community Health Systems, Inc.144A	5.63	3-15-2027	2,225,000	2,037,302
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	125,000	109,055
CHS/Community Health Systems, Inc.144A	8.00	3-15-2026	773,000	769,237
IQVIA, Inc.144A	6.50	5-15-2030	2,650,000	2,662,023
ModivCare Escrow Issuer, Inc.144A	5.00	10-1-2029	2,720,000	1,889,577
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	3,560,000	3,114,964
Select Medical Corp.144A	6.25	8-15-2026	2,900,000	2,901,087
Star Parent, Inc.144A	9.00	10-1-2030	3,250,000	3,399,666
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	1,250,000	1,248,293
Tenet Healthcare Corp.144A	6.75	5-15-2031	5,150,000	5,160,213
				28,049,929
Pharmaceuticals: 0.89%
AdaptHealth LLC144A	5.13	3-1-2030	2,535,000	2,157,845
Endo Finance Holdings, Inc.144A	8.50	4-15-2031	1,605,000	1,630,788
				3,788,633
Energy: 21.07%
Energy-alternate sources: 2.49%
Enviva Partners LP/Enviva Partners Finance Corp.144A†	6.50	1-15-2026	8,490,000	3,650,700
TerraForm Power Operating LLC144A	4.75	1-15-2030	4,160,000	3,707,929
TerraForm Power Operating LLC144A	5.00	1-31-2028	3,450,000	3,219,437
				10,578,066
Oil & gas: 5.73%
Aethon United BR LP/Aethon United Finance Corp.144A	8.25	2-15-2026	4,595,000	4,624,693
Crescent Energy Finance LLC144A	7.63	4-1-2032	40,000	40,149
Encino Acquisition Partners Holdings LLC144A	8.50	5-1-2028	4,245,000	4,297,175
Encino Acquisition Partners Holdings LLC144A	8.75	5-1-2031	860,000	875,699
Hilcorp Energy I LP/Hilcorp Finance Co.144A	5.75	2-1-2029	2,140,000	2,055,751
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	4-15-2030	400,000	382,996
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	835,000	797,126
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	2,725,000	2,684,922
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	4-15-2032	400,000	386,214
Hilcorp Energy I LP/Hilcorp Finance Co.144A	8.38	11-1-2033	215,000	230,632
Nabors Industries Ltd.144A	7.50	1-15-2028	2,525,000	2,394,071
Nabors Industries, Inc.144A	9.13	1-31-2030	3,300,000	3,402,909
The accompanying notes are an integral part of these financial statements.
20 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Oil & gas(continued)
Southwestern Energy Co.	8.38%	9-15-2028	$1,510,000	$1,558,823
Talos Production, Inc.144A	9.00	2-1-2029	590,000	622,486
				24,353,646
Oil & gas services: 1.91%
Bristow Group, Inc.144A	6.88	3-1-2028	4,600,000	4,461,298
Oceaneering International, Inc.	6.00	2-1-2028	3,730,000	3,668,737
				8,130,035
Pipelines: 10.94%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	6.63	2-1-2032	2,235,000	2,228,264
Buckeye Partners LP	5.85	11-15-2043	2,375,000	2,005,640
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	4,350,000	3,997,375
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	1,945,000	1,956,941
DT Midstream, Inc.144A	4.13	6-15-2029	935,000	847,455
DT Midstream, Inc.144A	4.38	6-15-2031	875,000	776,787
Energy Transfer LP (5 Year Treasury Constant Maturity+4.02%)±	8.00	5-15-2054	550,000	566,389
Energy Transfer LP Series H (5 Year Treasury Constant Maturity+5.69%)ʊ±	6.50	11-15-2026	965,000	936,386
EnLink Midstream Partners LP	5.05	4-1-2045	2,185,000	1,757,259
EnLink Midstream Partners LP	5.60	4-1-2044	1,951,000	1,689,524
Harvest Midstream I LP144A	7.50	9-1-2028	3,320,000	3,329,097
Harvest Midstream I LP144A%%	7.50	5-15-2032	860,000	861,067
Hess Midstream Operations LP144A	5.50	10-15-2030	1,065,000	1,018,284
Kinetik Holdings LP144A	5.88	6-15-2030	3,205,000	3,098,832
Kinetik Holdings LP144A	6.63	12-15-2028	610,000	612,936
Prairie Acquiror LP144A	9.00	8-1-2029	2,450,000	2,502,455
Rockies Express Pipeline LLC144A	6.88	4-15-2040	3,837,000	3,647,345
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	3,950,000	3,715,624
Venture Global Calcasieu Pass LLC144A	6.25	1-15-2030	4,570,000	4,518,439
Venture Global LNG, Inc.144A	8.38	6-1-2031	4,125,000	4,233,126
Venture Global LNG, Inc.144A	9.88	2-1-2032	2,100,000	2,240,924
				46,540,149
Financial: 16.88%
Banks: 1.37%
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%)ʊ±	4.38	1-27-2027	1,810,000	1,659,982
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88	2-18-2026	2,790,000	2,618,928
JPMorgan Chase & Co. Series HH (U.S. SOFR 3 Month+3.13%)ʊ±	4.60	2-1-2025	1,590,000	1,564,008
				5,842,918
Diversified financial services: 7.09%
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%)144Aʊ±	5.25	6-15-2026	3,865,000	3,651,765
Enact Holdings, Inc.144A	6.50	8-15-2025	2,095,000	2,093,115
Encore Capital Group, Inc.144A	9.25	4-1-2029	1,530,000	1,563,119
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 21

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Diversified financial services(continued)
Jane Street Group/JSG Finance, Inc.144A	7.13%	4-30-2031	$1,150,000	$1,157,203
Jefferies Finance LLC/JFIN Co.-Issuer Corp.144A	5.00	8-15-2028	1,720,000	1,547,503
Nationstar Mortgage Holdings, Inc.144A	5.00	2-1-2026	2,955,000	2,874,670
Nationstar Mortgage Holdings, Inc.144A	7.13	2-1-2032	2,150,000	2,119,245
Navient Corp.	5.00	3-15-2027	1,700,000	1,602,676
Navient Corp.	11.50	3-15-2031	215,000	235,092
OneMain Finance Corp.	7.13	3-15-2026	2,450,000	2,472,295
Oppenheimer Holdings, Inc.	5.50	10-1-2025	3,325,000	3,266,813
PRA Group, Inc.144A	5.00	10-1-2029	5,700,000	4,718,588
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	1,545,000	1,261,323
United Wholesale Mortgage LLC144A	5.50	4-15-2029	1,695,000	1,574,638
				30,138,045
Insurance: 3.49%
AmWINS Group, Inc.144A	4.88	6-30-2029	3,205,000	2,913,605
AmWINS Group, Inc.144A	6.38	2-15-2029	1,590,000	1,570,749
AssuredPartners, Inc.144A	5.63	1-15-2029	3,270,000	2,981,847
BroadStreet Partners, Inc.144A	5.88	4-15-2029	2,655,000	2,419,531
HUB International Ltd.144A	5.63	12-1-2029	1,250,000	1,150,480
HUB International Ltd.144A	7.25	6-15-2030	425,000	431,235
HUB International Ltd.144A	7.38	1-31-2032	2,980,000	2,952,550
Panther Escrow Issuer LLC144A	7.13	6-1-2031	430,000	432,230
				14,852,227
Investment Companies: 0.14%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	5.25	5-15-2027	625,000	573,903
REITS: 4.79%
Brandywine Operating Partnership LP	8.88	4-12-2029	1,910,000	1,954,603
Iron Mountain, Inc.144A	4.50	2-15-2031	2,870,000	2,531,395
Iron Mountain, Inc.144A	5.25	7-15-2030	4,255,000	3,949,230
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	5.25	10-1-2025	1,820,000	1,790,321
Service Properties Trust	4.75	10-1-2026	2,325,000	2,158,806
Service Properties Trust144A	8.63	11-15-2031	4,050,000	4,253,475
Starwood Property Trust, Inc.144A	4.38	1-15-2027	2,995,000	2,773,679
Starwood Property Trust, Inc.	4.75	3-15-2025	975,000	963,026
				20,374,535
Industrial: 10.50%
Aerospace/defense: 0.54%
TransDigm Group, Inc.144A	6.63	3-1-2032	2,320,000	2,316,056
Building materials: 2.01%
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	5,380,000	5,289,097
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	3,290,000	3,260,520
				8,549,617
The accompanying notes are an integral part of these financial statements.
22 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Hand/machine tools: 2.23%
Werner FinCo LP/Werner FinCo, Inc.144A	11.50%	6-15-2028	$3,445,000	$3,757,365
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%)144A¥	14.50	10-15-2028	6,033,048	5,708,855
				9,466,220
Machinery-diversified: 1.56%
Chart Industries, Inc.144A	7.50	1-1-2030	1,345,000	1,375,673
Chart Industries, Inc.144A	9.50	1-1-2031	1,060,000	1,137,914
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	4,320,000	4,132,376
				6,645,963
Packaging & containers: 2.69%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	2,190,000	2,122,893
Berry Global, Inc.144A	5.63	7-15-2027	2,625,000	2,560,048
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	2,750,000	2,657,740
Mauser Packaging Solutions Holding Co.144A	7.88	4-15-2027	1,055,000	1,074,781
Owens-Brockway Glass Container, Inc.144A	7.25	5-15-2031	2,200,000	2,203,366
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	790,000	804,242
				11,423,070
Transportation: 0.27%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	1,150,000	1,142,973
Trucking & leasing: 1.20%
Fortress Transportation & Infrastructure Investors LLC144A	5.50	5-1-2028	2,415,000	2,317,862
Fortress Transportation & Infrastructure Investors LLC144A	7.00	5-1-2031	2,775,000	2,789,991
				5,107,853
Technology: 4.20%
Computers: 1.11%
McAfee Corp.144A	7.38	2-15-2030	1,350,000	1,250,465
Seagate HDD Cayman144A	8.25	12-15-2029	430,000	457,042
Seagate HDD Cayman144A	8.50	7-15-2031	2,840,000	3,032,282
				4,739,789
Software: 3.09%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	3,725,000	3,353,420
Cloud Software Group, Inc.144A	6.50	3-31-2029	2,180,000	2,067,628
Cloud Software Group, Inc.144A	9.00	9-30-2029	4,120,000	3,964,492
Rocket Software, Inc.144A%%	9.00	11-28-2028	2,160,000	2,168,187
SS&C Technologies, Inc.144A	5.50	9-30-2027	1,625,000	1,579,529
				13,133,256
Utilities: 7.00%
Electric: 7.00%
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	1,785,000	1,820,543
NextEra Energy Operating Partners LP144A	4.25	9-15-2024	32,000	31,555
NextEra Energy Operating Partners LP144A	4.50	9-15-2027	1,690,000	1,574,684
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 23

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Electric(continued)
NextEra Energy Operating Partners LP144A	7.25%	1-15-2029	$2,710,000	$2,744,926
NSG Holdings LLC/NSG Holdings, Inc.144A	7.75	12-15-2025	689,115	682,224
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	7,250,000	6,482,616
PG&E Corp.	5.25	7-1-2030	6,835,000	6,399,565
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	2,925,000	2,644,985
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	3,710,000	3,664,657
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029	1,485,000	1,530,450
Vistra Operations Co. LLC144A	7.75	10-15-2031	2,130,000	2,184,511
				29,760,716
Total corporate bonds and notes (Cost $497,275,950)				485,867,805
Loans: 5.31%
Communications: 0.47%
Media: 0.47%
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%)±	10.43	8-2-2027	707,948	711,361
Hubbard Radio LLC (U.S. SOFR 1 Month+4.25%)±	9.57	3-28-2025	1,595,597	1,308,389
				2,019,750
Consumer, cyclical: 1.71%
Airlines: 0.88%
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%)±	10.73	6-21-2027	2,635,750	2,703,014
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%)±	9.07	10-20-2027	1,006,538	1,036,835
				3,739,849
Auto parts & equipment: 0.36%
First Brands Group LLC (U.S. SOFR 3 Month+5.00%)±	10.59	3-30-2027	1,586,234	1,512,474
Housewares: 0.09%
American Greetings Corp. (U.S. SOFR 3 Month+5.75)±	11.07	10-23-2029	385,000	381,393
Leisure time: 0.05%
Carnival Corp. (U.S. SOFR 1 Month+2.75%)±	8.07	8-8-2027	228,912	230,057
Retail: 0.33%
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	8.82	3-3-2028	1,610,000	1,387,546
Consumer, non-cyclical: 0.09%
Commercial services: 0.09%
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%)±	9.85	9-1-2028	420,789	388,544
Energy: 1.18%
Energy-alternate sources: 0.24%
Enviva, Inc. (U.S. SOFR 3 Month+8.00%)±	13.30	12-13-2024	893,668	1,015,806
Pipelines: 0.94%
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%)±	9.67	10-31-2028	3,051,615	3,059,244
Prairie ECI Acquiror LP (U.S. SOFR 1 Month+4.75%)±	10.07	8-1-2029	955,000	955,239
				4,014,483
The accompanying notes are an integral part of these financial statements.
24 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Financial: 1.75%
Diversified financial services: 0.33%
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+6.50%)‡±	12.07%	4-30-2027	$1,403,960	$1,382,900
Insurance: 1.42%
Asurion LLC (U.S. SOFR 1 Month+3.25%)±	8.68	12-23-2026	5,496,478	5,366,706
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	10.68	1-31-2028	745,853	677,332
				6,044,038
Technology: 0.11%
Software: 0.11%
Rocket Software, Inc. (U.S. SOFR 1 Month+4.75%)±	10.07	11-28-2028	480,000	476,851
Total loans (Cost $22,671,909)				22,593,691
Yankee corporate bonds and notes: 17.97%
Basic materials: 0.43%
Chemicals: 0.43%
Braskem Netherlands Finance BV144A	4.50	1-31-2030	2,155,000	1,817,194
Communications: 0.48%
Telecommunications: 0.48%
Altice France SA144A	8.13	2-1-2027	2,745,000	2,066,607
Consumer, cyclical: 6.55%
Airlines: 1.68%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	5,280,000	5,728,800
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	9.50	6-1-2028	1,575,000	1,410,390
				7,139,190
Auto manufacturers: 0.29%
Aston Martin Capital Holdings Ltd.144A	10.00	3-31-2029	1,270,000	1,243,830
Entertainment: 0.60%
Banijay Entertainment SASU144A	8.13	5-1-2029	2,500,000	2,557,968
Leisure time: 3.98%
Carnival Corp.144A	6.00	5-1-2029	3,900,000	3,779,269
Carnival Corp.144A	7.00	8-15-2029	855,000	877,720
Carnival Corp.144A	7.63	3-1-2026	1,185,000	1,192,350
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	395,000	384,400
Royal Caribbean Cruises Ltd.144A	5.50	4-1-2028	4,075,000	3,966,469
Royal Caribbean Cruises Ltd.144A	6.25	3-15-2032	4,745,000	4,677,490
Royal Caribbean Cruises Ltd.144A	9.25	1-15-2029	1,920,000	2,050,479
				16,928,177
Consumer, non-cyclical: 0.57%
Pharmaceuticals: 0.57%
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	2,250,000	2,428,103
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 25

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Energy: 2.41%
Oil & gas: 0.69%
Borr IHC Ltd./Borr Finance LLC144A	10.00%	11-15-2028	$2,820,000	$2,915,102
Pipelines: 1.72%
Enbridge, Inc. (5 Year Treasury Constant Maturity+4.42%)±	7.63	1-15-2083	2,600,000	2,588,570
Northriver Midstream Finance LP144A	5.63	2-15-2026	4,835,000	4,732,980
				7,321,550
Financial: 3.45%
Banks: 2.06%
BBVA Bancomer SA (5 Year Treasury Constant Maturity+4.21%)144A±	8.13	1-8-2039	920,000	932,064
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	550,000	546,550
HSBC Holdings PLC (USD ICE Swap Rate 11:00am NY 5 Year+3.75%)ʊ±	6.00	5-22-2027	1,635,000	1,555,501
Intesa Sanpaolo SpA (5 Year USD Swap Rate+5.46%)144Aʊ±	7.70	9-17-2025	2,415,000	2,393,794
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	2,710,000	2,433,275
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	865,000	871,847
				8,733,031
Diversified financial services: 1.39%
Castlelake Aviation Finance DAC144A	5.00	4-15-2027	2,605,000	2,506,996
Macquarie Airfinance Holdings Ltd.144A	6.50	3-26-2031	735,000	735,549
Macquarie Airfinance Holdings Ltd.144A	8.38	5-1-2028	2,555,000	2,682,367
				5,924,912
Industrial: 2.09%
Aerospace/defense: 0.53%
Bombardier, Inc.144A	8.75	11-15-2030	2,125,000	2,260,762
Electronics: 0.83%
Sensata Technologies BV144A	4.00	4-15-2029	1,650,000	1,477,215
Sensata Technologies BV144A	5.88	9-1-2030	2,140,000	2,064,603
				3,541,818
Machinery-diversified: 0.37%
TK Elevator Holdco GmbH144A	7.63	7-15-2028	1,600,000	1,568,126
Packaging & containers: 0.36%
Trivium Packaging Finance BV144A	8.50	8-15-2027	1,525,000	1,510,150
Utilities: 1.99%
Electric: 1.99%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	1,465,000	1,270,660
The accompanying notes are an integral part of these financial statements.
26 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2024

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Drax Finco PLC144A	6.63%	11-1-2025	$4,045,000	$4,045,000
Emera, Inc. Series 16-A (3 Month LIBOR+5.44%)±	6.75	6-15-2076	3,180,000	3,143,742
				8,459,402
Total yankee corporate bonds and notes (Cost $76,524,716)				76,415,922

		Yield	Shares
Short-term investments: 6.66%
Investment companies: 6.66%
Allspring Government Money Market Fund Select Class♠∞##		5.23	28,320,595	28,320,595
Total short-term investments (Cost $28,320,595)				28,320,595
Total investments in securities (Cost $625,792,153)	144.53%			614,715,412
Other assets and liabilities, net	(44.53)			(189,404,238)
Total net assets	100.00%			$425,311,174

♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,927,014	$197,329,628	$(180,936,047)	$0	$0	$28,320,595	28,320,595	$600,505
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 27

Statement of assets and liabilities—April 30, 2024
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $597,471,558)	$586,394,817
Investments in affiliated securities, at value (cost $28,320,595)	28,320,595
Cash	5,279
Receivable for interest	10,378,785
Receivable for investments sold	987,283
Unrealized gains on unfunded loan commitments	86,385
Prepaid expenses and other assets	22,497
Total assets	626,195,641
Liabilities
Secured borrowing payable	189,000,000
Payable for when-issued transactions	6,016,955
Dividends payable	3,063,435
Payable for investments purchased	1,519,842
Advisory fee payable	302,683
Administration fee payable	25,224
Accrued expenses and other liabilities	956,328
Total liabilities	200,884,467
Total net assets	$425,311,174
Net assets consist of
Paid-in capital	$551,160,407
Total distributable loss	(125,849,233)
Total net assets	$425,311,174
Net asset value per share
Based on $425,311,174 divided by 59,092,336 shares issued and outstanding (100,000,000 shares authorized)	$7.20
The accompanying notes are an integral part of these financial statements.
28 | Allspring Income Opportunities Fund

Statement of operations—year ended April 30, 2024
Statement of operations
Investment income
Interest	$45,125,461
Income from affiliated securities	600,505
Dividends	18,607
Total investment income	45,744,573
Expenses
Advisory fee	3,670,815
Administration fee	305,901
Custody and accounting fees	3,897
Professional fees	141,240
Shareholder report expenses	47,543
Trustees’ fees and expenses	24,837
Transfer agent fees	36,721
Interest expense	11,557,078
Other fees and expenses	34,297
Total expenses	15,822,329
Net investment income	29,922,244
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(16,277,487)
Net change in unrealized gains (losses) on
Unaffiliated securities	24,606,537
Unfunded loans	86,385
Net change in unrealized gains (losses) on investments	24,692,922
Net realized and unrealized gains (losses) on investments	8,415,435
Net increase in net assets resulting from operations	$38,337,679
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 29

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2024	Year ended April 30, 2023
Operations
Net investment income	$29,922,244	$29,651,296
Net realized losses on investments	(16,277,487)	(45,003,699)
Net change in unrealized gains (losses) on investments	24,692,922	5,217,089
Net increase (decrease) in net assets resulting from operations	38,337,679	(10,135,314)
Distributions to shareholders from
Net investment income and net realized gains	(32,056,741)	(31,188,893)
Tax basis return of capital	(3,191,624)	(8,427,242)
Total distributions to shareholders	(35,248,365)	(39,616,135)
Capital share transactions
Cost of shares repurchased	(3,645,041)	(3,838,602)
Total decrease in net assets	(555,727)	(53,590,051)
Net assets
Beginning of period	425,866,901	479,456,952
End of period	$425,311,174	$425,866,901
The accompanying notes are an integral part of these financial statements.
30 | Allspring Income Opportunities Fund

Statement of cash flows—year ended April 30, 2024
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$38,337,679
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(327,558,652)
Proceeds from the sales of long-term securities	345,412,273
Amortization, net	(2,523,579)
Purchases and sales of short-term securities, net	(17,056,389)
Decrease in receivable for investments sold	5,710,369
Increase in receivable for interest	(194,350)
Decrease in prepaid expenses and other assets	8,688
Increase in payable for investments purchased	4,252,165
Decrease in advisory fee payable	(185)
Decrease in administration fee payable	(15)
Increase in accrued expenses and other liabilities	834,867
Net realized losses on unaffiliated securities	16,277,487
Net change in unrealized gains (losses) on unaffiliated securities	(24,606,537)
Net change in unrealized gains (losses) on unfunded loan commitments	(86,385)
Net cash provided by operating activities	38,807,436
Cash flows from financing activities
Cost of shares repurchased	(3,645,041)
Cash distributions paid	(35,158,804)
Net cash used in financing activities	(38,803,845)
Net increase in cash	3,591
Cash
Beginning of period	1,688
End of period	$5,279
Supplemental cash disclosure
Cash paid for interest	$10,660,186
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 31

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.14	$7.96	$9.16	$7.56	$8.98
Net investment income	0.50 [1]	0.50 [1]	0.55 [1]	0.54 [1]	0.54 [1]
Net realized and unrealized gains (losses) on investments	0.14	(0.67)	(1.04)	1.74	(1.28)
Total from investment operations	0.64	(0.17)	(0.49)	2.28	(0.74)
Distributions to shareholders from
Net investment income	(0.54)	(0.52)	(0.61)	(0.58)	(0.57)
Tax basis return of capital	(0.05)	(0.14)	(0.11)	(0.10)	(0.14)
Total distributions to shareholders	(0.59)	(0.66)	(0.72)	(0.68)	(0.71)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.01	0.00 [2]	0.03
Net asset value, end of period	$7.20	$7.14	$7.96	$9.16	$7.56
Market value, end of period	$6.45	$6.38	$7.54	$8.64	$6.81
Total return based on market value[3]	10.87%	(6.70)%	(5.19)%	38.39%	(7.91)%
Ratios to average net assets (annualized)
Gross expenses*	3.74%	2.74%	1.26%	1.29%	2.16%
Net expenses*	3.74%	2.74%	1.26%	1.29%	2.16%
Net investment income*	7.08%	6.85%	6.14%	6.27%	6.21%
Supplemental data
Portfolio turnover rate	50%	52%	54%	61%	30%
Net assets, end of period (000s omitted)	$425,311	$425,867	$479,457	$554,908	$458,555
Borrowings outstanding, end of period (000s omitted)	$189,000	$189,000	$194,000	$194,000	$163,400
Asset coverage per $1,000 of borrowing, end of period	$3,250	$3,253	$3,471	$3,860	$3,806

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2024	2.73%
Year ended April 30, 2023	1.70%
Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
32 | Allspring Income Opportunities Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Allspring Income Opportunities Fund | 33

Notes to financial statements
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $629,267,711 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$10,979,140
Gross unrealized losses	(25,445,054)
Net unrealized losses	$(14,465,914)
As of April 30, 2024, the Fund had capital loss carryforwards which consist of $41,149,415 in short-term capital losses and $67,131,824 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
34 | Allspring Income Opportunities Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$0	$0	$0	$0
Energy	1,207,839	0	0	1,207,839
Investment Companies	309,560	0	0	309,560
Corporate bonds and notes	0	485,867,805	0	485,867,805
Loans	0	21,210,791	1,382,900	22,593,691
Yankee corporate bonds and notes	0	76,415,922	0	76,415,922
Short-term investments
Investment companies	28,320,595	0	0	28,320,595
Total assets	$29,837,994	$583,494,518	$1,382,900	$614,715,412
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended April 30, 2024.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended April 30,2024 and April 30, 2023, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2024, the Fund repurchased 572,021 of its shares on the open market at a total cost of $3,645,041 (weighted average price per share of $6.38). The weighted average discount of these repurchased shares was 10.99%. During the year ended April 30, 2023, the Fund repurchased 581,767 of its shares on the open market at a total cost of $3,838,602.
Allspring Income Opportunities Fund | 35

Notes to financial statements
6.
BORROWINGS
The Fund has borrowed $189,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $194,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2024 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended April 30, 2024, the Fund had average borrowings outstanding of $189,000,000 at an average interest rate of 6.11% and recorded interest in the amount of $11,557,078, which represents 2.73% of its average daily net assets.
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2024 were $327,558,652 and $298,041,961, respectively.
8.
COMMITMENTS
As of April 30, 2024, the Fund had the following unfunded loan commitments which are available until the maturity date:
	Unfunded commitments	Unrealized gain (loss)
Enviva, Inc., 4.00%, 12-13-2024 Tranche B	$1,489,446	$4,960
Enviva, Inc., 4.00%, 12-13-2024 Tranche A	595,779	81,425
	$2,085,225	$86,385
Based on the nature of the terms of the loans and comparative market rates, the carrying amount of the unfunded loan commitments at April 30, 2024 approximates its fair value. If measured at fair value, the unfunded loan commitments would be categorized as Level 2 under the fair value hierarchy.
9.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended April 30, 2024 and April 30, 2023 were as follows:
	Year ended April 30
	2024	2023
Ordinary income	$32,056,741	$31,188,893
Tax basis return of capital	3,191,624	8,427,242
As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(14,465,914)	$(108,281,239)
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 26,2024	May 13,2024	June 3,2024	$0.05192
May 30,2024	June 13,2024	July 1,2024	0.05197
These distributions are not reflected in the accompanying financial statements.
36 | Allspring Income Opportunities Fund

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Income Opportunities Fund (the Fund), including the portfolio of investments, as of April 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2024
Allspring Income Opportunities Fund | 37

Other information (unaudited)
Other information
Tax information
For the fiscal year ended April 30, 2024, $24,611,533 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, with subsequent additional amendments approved April 16, 2024, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”). The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee in a contested election with a plurality of shares outstanding required to elect a Trustee in an uncontested election. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

38 | Allspring Income Opportunities Fund

Other information (unaudited)
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund | 39

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

40 | Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Income Opportunities Fund | 41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42 | Allspring Income Opportunities Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Income Opportunities Fund | 43

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Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05062024-994wvwpa 06-24
AR156 04-24

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Income Opportunities Fund has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2024	Fiscal year ended April 30, 2023
Audit fees	$65,610	$63,400
Audit-related fees	—	—
Tax fees (1)	4,830	4,690
All other fees	—	—
	$70,440	$68,090

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
David F. Larcker
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson
Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE March 2023

The Allspring Income Opportunities Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	Stewardship[5] evaluates the matter for materiality and any other relevant considerations.

b.

If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]	The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).
[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.

Vendor Oversight

The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income - Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2024.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	3	21
Total assets of above accounts (millions)	$3,364.12	$147.13	$359.29

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$150.16

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	13	4	22
Total assets of above accounts (millions)	$11,789.36	$419.18	$360.25

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$150.16

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2024:

Chris Lee	$100,001-$500,000

Michael Schueller	$50,001-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2023 to 5/31/2023	0	$0.00	0	2,924,870
6/1/2023 to 6/30/2023	35,284	6.27	35,284	2,889,586
7/1/2023 to 7/31/2023	103,563	6.42	103,563	2,786,023
8/1/2023 to 8/31/2023	108,583	6.38	108,583	2,677,440
9/1/2023 to 9/30/2023	0	0.00	0	2,677,440
10/1/2023 to 10/31/2023	48,856	6.02	48,856	2,628,584
11/1/2023 - 11/30/2023	75,283	6.24	75,283	2,553,301
12/1/2023 - 12/31/2023	200,452	6.47	200,452	2,352,849
1/1/2024 - 1/31/2024	0	0.00	0	2,955,285
2/1/2024 - 2/29/2024	0	0.00	0	2,955,285
3/1/2024 - 3/31/2024	0	0.00	0	2,955,285
4/1/2024 - 4/30/2024	0	0.00	0	2,955,285
Total	572,021	6.30	572,021	2,955,285

On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2024

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 26, 2024